374WATER

Clean and Sustainable Destruction of Organic Waste

Investor Presentation

August 2024

374WATER

Table of Contents



Forward Looking Statement

374WATER°

This presentation and various remarks we make during this presentation contain "forward-looking statements" of 374Water Inc. ("374Water," "the Company," "we," "our" or "us"), which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulation, including statements relating to the design, development and commercialization goals of the Company's AirSCWO technology, projected timing for demonstration of the Company's various AirSCWO Systems, the assessment of the Company's market opportunities, the Company's planned focus areas, our assessment of the regulatory landscape and its impact on demand for the Company's products, our plans and anticipated timing for the relocation of some of our manufacturing facilities, expansion of our R&D&E facility and its anticipated benefits, and the anticipated benefits of our Lab expansion. Words such as "may," "should," "could," "would," "predict," "potential," "continue," "expect," "anticipate," "future," "intend," "plan," "believe," "estimate," and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: inadequate capital; inadequate or an inability to raise sufficient capital to execute our business plan; our ability to comply with current good manufacturing practices; loss or retirement of key executives; our plans to make significant additional outlays of working capital before we expect to generate significant revenues and the uncertainty regarding when we will begin to generate significant revenues, if we are able to do so; adverse economic conditions and/or intense competition; loss of a key customer or supplier; entry of new competitors; adverse federal, state and local government regulation; technological obsolescence of our manufacturing process and equipment; technical problems with our research and products; risks of mergers and acquisitions including the time and cost of implementing transactions and the potential failure to achieve expected gains, revenue growth or expense savings; price increases for supplies and components; and the inability to carry out our business plans. The forward-looking statements contained in this presentation are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events. There may be other factors that may cause our actual results to differ materially from the forward-looking statements, including factors discussed in our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Please refer to the SEC's website at www.sec.gov where you can review those documents. No assurance can be given that any goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this information statement or to reflect the occurrence of unanticipated events, except as required by law. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any of our securities. Any public offering of securities will only be made pursuant to a registration statement (including a base prospectus) and prospectus filed with the SEC and available on its website free of charge. Before you invest, you should read the base prospectus in the registration statement, the related prospectus supplement and the documents incorporated by reference in each item of them for more complete information about the Company and any potential offering.

374WATER

SECTION I

Company Overview


374WATER°

374Water's (Nasdaq: SCWO) proprietary AirSCWO technology is designed to destroy and mineralize both non-hazardous and hazardous organic waste streams in a safe and sustainable manner.

374Water's AirSCWO System seeks to solve the World's Toughest Organic Waste Issues

374WATER

374Water's proprietary AirSCWO System is designed to destroy non-hazardous and hazardous organic wastes and in the process produce safe dischargeable water streams, safe mineral effluent, safe vent gas, and recoverable heat energy.

TRADITIONAL WASTE STREAMS

- Biosolids
- Landfill Leachates
- Oily Sludges
- Military non-haz and haz wastes
- Any organic industrial waste stream

EMERGING CONTAMINANTS [1]

- PFAS "Forever Chemicals" Concentrates
- Pesticides
- Pharmaceuticals
- Microplastics



[1] EPA & CERCLA driving stricter regulations due to their widespread detection and harmful physiological effects.

History of 374Water

374WATER°

2011-2018

Initial funding from Bill & Melinda Gates Foundation to begin developing our technology

Gen 1 commercial-scale technology developed at Duke

374Water formed, Duke technology spinout

2021

Merrell Bros becomes development and manufacturing partner

374 Water goes public through merger with PowerVerde Inc

2022

Company listed on Nasdaq (Ticker: SCWO)

Agreement to sell first commercial AirSCWO unit to OC Sanitation District

2023

Company joins Russell 3000®

FY23 NDAA SCWO guidance

Selected for tests with Army, Navy, Air Force and OSD/DIU

Selected for onsite demonstration at Orlando, FL and St. Cloud, MN

2024

Chris Gannon appointed CEO

Leadership team expansion planned

Planned AirSCWO System deployment for municipal and federal government demonstrations

Structured technology development process implemented to accelerate AirSCWO commercialization timeline

Engineering, field, and manufacturing teams to be expanded

R&D&E, Manufacturing, and Lab facilities to be expanded

Partnerships with national entrenched non-haz and haz TSDF waste disposal facilities to be negotiated

Development begins for Modular AirSCWO Systems across markets

SCWO identified as an emerging technology in EPA's 2024 Interim PFAS Destruction Guidance

Industrial market segment planned expansion

Geosyntec consultants | City of Orlando | 374WATER° | Merrell Bros. | ESTCP | GSI Environmental | NAVFAC | CleanEarth

Bill & Melinda Gates Foundation | Duke University | Defense Innovation Unit | Midway | NDCEE | Nasdaq | Environment and Natural Resources Trust Fund



Arcadis | GSI Environmental | WSP | OC SAN Orange County Sanitation District | US Army Corps of Engineers | EPA

AirSCWO Systems

374WATER°

374Water is developing AirSCWO Systems to meet the various destruction capacity needs of the Municipal, Federal, and Industrial markets. The Company is currently focused on developing and eventually commercializing our Small and Medium Capacity Systems.

SMALL SYSTEM


374WATER°

Capacity
- 0.25 to 0.5 MGD WW facility
  1 metric ton/day @2.7 MJ/kg

Highly Mobile
- Rapid deployment
- Fully staffed
- Cost effective

Markets Served
- Federal and Municipal - site clean up
- Industrial - emergency services

Timeline
- Targeted 2H2024 into 2025

MEDIUM SYSTEM


374WATER°

Capacity
- 0.5 to 1.5 MGD WW facility
  6 metric ton/day @2.7 MJ/kg

Mobile
- Decentralized system for onsite service
- On-site destruction services

Markets Served
- Federal - concentrate destruction
- Industrial and Municipal - small wastewater plants and most potable water treatment

Timeline
- Current development focus, demonstrations targeted 2H2024 into 2025

LARGE SYSTEM


374WATER°

Capacity
- 4 to 6 MGD WW facility
  30 metric ton/day @2.7 MJ/kg

Semi-Permanent
- Regional destruction services
- Service TSDF and landfills

Markets Served
- Industrial - serves majority of industries
- Municipal - serves majority of wastewater facilities

Timeline
- 2025 development

X-LARGE SYSTEM



Capacity
- 20 to 40 MGD WW facility
  100 metric ton/day @2.7 MJ/kg

Building/Infrastructure
- Permanent installation at large or regional facilities
- Centralized operations allow for economies of scale

Markets Served
- Large-scale Industrial - food and bev, chemical manufacturing
- Large-scale Municipal

Timeline
- Bespoke, to be developed based on customer orders

What Is AirSCWO?

374WATER°

AirSCWO Process Flow Diagram



AIR
COMPRESSOR
COOLING WATER
VENT GAS
HEAT EXCHANGER 1
Feedstock Preheater
REACTOR
HEAT EXCHANGER 2
Air Preheater
HEAT EXCHANGER 3
Feedstock Preheating Loop
COOLER
WASTE
WATER
GAS - LIQUID
SEPARATOR
ELECTRIC
HEATER
WATER
MINERAL EFFLUENT
COOLING WATER

AirSCWO harnesses the power of SCWO to destroy organic waste streams resulting in clean mineral water, effluent and recoverable heat energy. AirSCWO eliminates recalcitrant wastes like PFAS in the SCWO process without creating waste byproducts.

Supercritical Water Oxidation (SCWO)



SUPERCRITICAL
PHASE
221 bar
WATER
CRITICAL
POINT
ICE
PRESSURE
WATER
VAPOR
TEMPERATURE
374°C

Supercritical Water Oxidation (SCWO) is a physical-thermal process powered by air and water above its critical point (374°C and 221 bar) that yields a highly effective oxidation reaction that eliminates organic compounds.

Global Market Opportunity

374WATER°

The Municipal, Federal, and Industrial markets seek alternatives to existing waste treatment technologies which are considered inadequate as they primarily transform, transport, or condense waste streams instead of destroying them. These include: Combustion/Incineration, Digestion (Anaerobic and Aerobic), Biosolid Land Application, Landfill, Deep Well Injection, and Storage (deferred liability).

Recent regulatory requirements (e.g. drinking water and CERCLA) are focused on eliminating existing and emerging contaminants. These changes are expected to further fuel demand for waste destruction technologies.

374Water's proprietary AirSCWO waste destruction technology addresses both traditional waste streams and emerging contaminants across all three major waste verticals with an overall global market of **$250BN.**



MUNICIPAL

- Biosolids
- Landfill Leachates
- PFAS in US Drinking Water
- Firefighting Foam (AFFF)



FEDERAL & PRIME CONTRACTOR

- PFAS Concentrates "Forever Chemicals" (AFFF, GAC, IX, FF)
- Mfg & Disposal (Ammo, Chem, Demilitary, Narco, Bio, Medical)
- Biosolids
- POL (Petroleum, Oil, Lubricants)
- Special Projects (Radiological Organics, Special Ops, etc.)



INDUSTRIAL & CORPORATE

- Oil & Gas
- Chemical/Petro/Pesticides
- Pharmaceutical
- Automotive & Aerospace
- Electronics & Semiconductors
- Pulp & Paper
- Healthcare & Medical
- Food & Beverage

374Water has a robust pipeline totaling nearly **$1.6BN and growing**

Select Contracted Projects

374Water has multiple contracts in place for equipment sales, demonstrations, and testing.

FEDERAL GOVERNMENT & PRIME CONTRACTORS

US Army Corps of Engineers Engineer Research and Development Center · NDCEE · NAVFAC · WSP · ESTCP · DEFENSE INNOVATION UNIT · ARCADIS · Geosyntec consultants · CleanEarth

MUNICIPAL

OCSAN Orange County Sanitation District · City of Orlando · Environment and Natural Resources Trust Fund · BARR · City of St. Cloud Minnesota

INDUSTRIAL / CORPORATE

MIDWAY · PharmaChem Technologies G.B. LTD.

Near Term Focus Areas

374WATER°

Customer Contracts to Showcase Technology Flexibility

- Orange county Sanitation District (CA) and City of Orlando (FL) for biosolids
- Army, Navy, Air Force & Defense Innovation unit for PFAS concentrates
- Landfill leachate with national landfill companies representing 600+ sites

Expand Technical Application of AIRSCWO

- Modularize AirSCWO system to be easily configured for various applications and waste streams
- Execute commercial tests for pipeline customers and demonstrate effectiveness of AirSCWO for all applicable organic wastes

Secure Strategic Permitted Disposal Facility Partners

- Secure strategic partnerships with national network of permitted facilities (TSDFs) to offer destruction as service to government and industrial customers creating recurring revenues

Expand Engineering & Manufacturing Capabilities

- Accelerate technology innovation
- Transition to dedicated manufacturing and testing facility
- Expand internal design and engineering team
- Expand field service engineering team

Investment Thesis | Solution for an Unaddressed Emerging Market

374WATER°

$250BN+ GLOBAL ADDRESSABLE MARKET

Broad-Based Applications and End Markets

- Opportunity beyond biosolids including municipal, industrial, defense, radiological
- SCWO applicable in many international markets where system parameters can be adjusted for local regulatory frameworks, expanding global applications

REGULATORY ENVIRONMENT FURTHER DRIVING DEMAND

EPA, CERCLA, Drinking Water Regulations

- New US EPA regulations on drinking water and industrial emissions create significant market opportunities
- US CERCLA (Superfund) designation
- Europe, Japan, and advanced industrial democracies

AIRSCWO SEEKS TO ADDRESS THE WASTE DISPOSAL PROBLEM

AirSCWO Technology is Designed to Destroy Waste

- AirSCWO technology is designed to solve the disposal issue by destroying organics without creating harmful byproducts which no traditional tech offers
- AirSCWO is designed to destroy PFAS and mitigate liability for industrial customers and governments

AIRSCWO SCALABLE AND CUSTOMIZABLE

Achievable Scaling to Drive Growth

- Enhanced Manufacturing and Engineering capabilities
- Next generation seeks to treat higher volumes
- Full scale deployments planned for testing partnerships
- New waste and industrial process technology development

Large and Growing Market Opportunity to leverage cleantech destruction technologies to augment or replace antiquated and less effective, conventional solutions.

SECTION II

Our Differentiated Technology

What Is AirSCWO?

374WATER°

374Water's Continuous AirSCWO Process Flow Diagram



AIR
COMPRESSOR
COOLING WATER
VENT GAS
HEAT EXCHANGER 1
Feedstock Preheater
REACTOR
HEAT EXCHANGER 2
Air Preheater
HEAT EXCHANGER 3
Feedstock Preheating Loop
COOLER
WASTE
GAS - LIQUID
SEPARATOR
1
2
3
4
5
MINERAL EFFLUENT
ELECTRIC
HEATER
COOLING WATER

Supercritical Water Oxidation (SCWO) is a physical-thermal process powered by air and water above its critical point (374°C and 221 bar) that yields a highly effective oxidation reaction that eliminates organic compounds.

AirSCWO is designed to harness the power of SCWO to eliminate/destroy the organic waste resulting in clean mineral water, effluent and heat, while eliminating recalcitrant wastes like PFAS in the process without creating waste byproducts.

1. Liquid wastes and compressed ambient air heated towards 374°C
2. Waste oxidizes in reactor at P>221 bar and T > 374°C
3. Gasses, liquids, and solids (minerals) are separated by changing pressure and temperature
4. The energy within the vent gasses (CO2, and N2) is recovered to optimize energy consumption.
5. Heat is recycled to the front of the process, enabling economic operation amidst large quantities of heat and pressure

Why Supercritical Water?

374WATER°


SUPERCRITICAL WATER
221 bar
WATER
CRITICAL POINT
ICE
WATER VAPOR
PRESSURE
TEMPERATURE
374°C

LIQUID WATER	SUPERCRITICAL WATER
• Most gases (e.g., O_2) have a low solubility • Inorganic salts readily dissolve & dissociate • (Most) Organic compounds (i.e. has C) do not dissolve	• Transports like gas, dissolves like liquid • Gases (e.g., O_2) are highly soluble • Inorganic salts precipitate • Organic compounds (i.e. has C) readily dissolve & dissociate

Source: Public Domain, enviro.wiki (log scale)

Materials Destroyed by AirSCWO

374WATER°

374Water's continuous flow AirSCWO System has successfully destroyed a wide range of organic wastes reaching non detect or below EPA required levels. These organic wastes include:



Sludges
& Biosolids



Landfill
Leachate



Spent Ion
Exchange Resin



Spent Granular
Activated Carbon



Firefighting Foam
(AFFF)



AFFF
Rinse Water



Foam Fractionate
Concentrates



Munition Waste
(Ammonium Nitrate)



Hazardous
Organic Waste



Pharmaceutical
Waste



Food
Waste



Battery
Recycling Waste



Lnapl
(Light Non-Aqueous
Phase Liquid)



Fog
(Fats, Oils,
& Grease)

SECTION III

Market Opportunity

The Market Opportunity

374WATER°

374Water addresses both traditional waste streams and emerging contaminants across all three major waste verticals with an overall global market of $250BN[1]

- The **Municipal, Federal**, and **Industrial** markets are seeking alternatives to existing waste treatment technologies, which are considered inadequate as they primarily transform or condense waste streams instead of destroying them.
- Existing waste management solutions and their drawbacks include:
  - **Combustion/Incineration:** Partial destruction of waste stream, air pollution issues with PFAS and other contaminants emitted into environment.
  - **Digestion (Anaerobic and Aerobic):** Partial destruction of waste stream, air pollution issues.
  - **Biosolid land application:** Becoming less viable due to state and federal regulations and PFAS contamination concerns. Composting also not ideal because of PFAS contamination, method poses environmental and health risks when used in agriculture.
  - **Landfill:** Storage technique, capacity and willingness to accept waste limited. Environmental contamination risk
  - **Deep well injection:** Storage technique, no waste destruction, EPA evaluating viability of continued injection.
  - **Storage (deferred liability):** Storage of AFFF, munition and radioactive wastes increases cost, no waste destruction. Deferred liability growing each year.
- The failure to fully eliminate/destroy waste poses significant environmental and health risks, as harmful contaminants continue to persist and accumulate, jeopardizing ecosystems and public health.
- 374Water's commercial-scale **AirSCWO system is a leading emerging technology** for **organic waste destruction**.

[1]Aggregated based on data supporting each vertical GAM, Federal is US-only data

Municipal **Opportunity**

Global water and wastewater treatment market was valued at $302BN U.S. dollars in 2022. The market is projected to reach a value of approximately **$540BN** by 2030.

- **U.S.** water and wastewater treatment market is expected to grow from $113BN in 2023 to **$179BN by 2030**.
- The **AWWA** estimates that **$3.8BN per year** will be needed to meet new PFAS standards in U.S. drinking water. Additionally, the **US EPA** estimates annual cost for wastewater sludge treatment, using prevailing technology, cost up to **$10.3BN.**
- **Landfill leachate** annual market for destruction is upwards of **$1.2BN** per year
- **EPA PFAS Interim Destruction Guidance (April 2024):** "further work using newly available methods [e.g. SCWO] is needed to more fully characterize the outputs of these processes and to evaluate their performance for a wider range of PFAS-containing materials".


Rain / Atm Deposition
Emissions
Industries
Landfills
Fire Fighting
Water / Waste Treatment
Farming
City – Homes and Offices
374WATER°
Images: Freepik.com


Sludges & Biosolids


Spent Ion Exchange Resin


Spent Granular Activated Carbon


Landfill Leachate

Sources: US EPA | American Water Works Association | Statista | Fortune Business Insights

Federal **Opportunity**

374WATER°

US Government spends over **$15BN** on waste management annually.

- **DoD, PFAS Concentrates "Forever Chemicals"** are a **$250BN** cleanup opportunity according to industry experts. One base, Pease AFB (NH), out of **715 sites identified** has been appropriated $400M for cleanup. Incineration banned for DoD and Deep Well banned in first Army contract
- **DoD Non-PFAS** opportunities include Manufacturing & Disposal (Ammunition, Chemical, Chemical Demilitarization, Narcotics, BioDefense, Medical), POL (Petroleum, Oil, Lubricants), Special Projects (Special Operations, etc), Biosolids
- **DoE** has an **$8BN waste budget** driven by radioactive waste streams, and is evaluating its ~50 sites for PFAS remediation
- **DoT** and **FAA** eliminating fire fighting infrastructure at ~150 US airports.
- **374Water has successfully advocated** with US Members of Congress and relevant Congressional committees to have:
  - U.S. government agencies use SCWO technology
  - Explicit language in the National Defense Authorization Act directing the DoD to test SCWO
  - These actions have led to multiple partnerships and direct engagement with EPA and other regulatory agencies, and DoD / DoE officials.



715 Installations Conducting Assessments for PFAS Use or Potential Release
31-Dec-2023
CANADA
MEXICO
Alaska
Guam
Marshall Islands
Hawaii and Pacific
Puerto Rico
Installation Locations (by Component/Org)
Air Force
Army
DLA
FUDS
Navy
Miles
N

Figures do not include non-US Government markets for UK, EU, Japan, or other advanced nations.

Industrial Opportunity

374WATER°

Global industrial waste management market is estimated at **$1.0TN** per year, while the **U.S. industrial waste management** market is estimated at **$80BN** per year.

- Techniques such as filtration and adsorption remove PFAS from media but require further disposal or treatment; **Supercritical Water Oxidation completely destroys PFAS, eliminating contamination risks.**
- Numerous lawsuits nationwide hold companies accountable for PFAS contamination, leading to **risk of significant financial penalties**. Compliance with stringent regulations and cleanup efforts are likely to measure in the hundreds of billions.

Oil & Gas
- AFFF
- Produced Water
- Hydrocarbon Sludges

Pharmaceutical
- Fermentation Broth
- Organic Solvent Residues
- Biological Waste

Chemical / Petrochemical
- Organic Solvents
- Spent Catalysts
- By-products

Automotive & Aerospace
- Used Oils
- Paint Sludges
- Rubber & Tire Residues

Semiconductor & Electronics
- Photoresist Residues
- Solvent Wastes
- Epoxy Resins

Healthcare & Medical
- Biological Waste
- Pharmaceutical Waste
- Lab Chemical Wastes

Pulp & Paper
- Wood Residues
- Black Liquor
- Pulp Sludge

Lithium Battery Recycling
- Organic Solvents
- Electrolyte Residues
- Contaminated Sludge

Food & Beverage
- Food Waste
- Spent Grains
- Fruit and Vegetable Peels
- Dairy Waste

Source: Fortune Business Insights | Mordor Intelligence

The Regulatory Environment is Poised to Accelerate Demand

374WATER

US LEADING ADVANCED NATIONS

Stringent Federal Regulations on PFAS in Drinking Water

The Biden administration has set the first national limits on PFAS in US drinking water, requiring utilities to reduce levels to the lowest detectable limits. This is expected to affect thousands of water systems nationwide and prevent nearly 10,000 deaths annually.

$10BN in federal funds are available to water utilities from the Bipartisan Infrastructure Law and compliance is expected to cost about $1.5BN annually upon implementation.

Financial and Legal Implications – Industry is Preparing

Manufacturers like 3M, DuPont, Chemours, BASF, Solvay, etc. have already lost tens of billions of dollars in lawsuits. Akin to 3M's $800m East Metro settlement, funds will be partially used for remediation.

National engineering and environmental consultants have all established PFAS practices (Jacobs, AECOM, etc) as well as national law firms (Kirkland & Ellis, Arnold & Porter, etc).

CERCLA (Superfund) Designation & New Manufacturer Requirements

The April 2024 designation of PFOA and PFOS as hazardous substances under the Superfund law allows EPA to focus enforcement on parties who significantly contributed to the release of PFAS into the environment, which is expected to lead to significant financial liabilities.

Starting in November 2024, the EPA will require one-time retroactive reporting on PFAS for products sold in the USA from 2011-2022.

State-Level Regulatory Initiatives

States like Maine, Minnesota, Michigan, California, and Washington introduced PFAS regulations, including reporting requirements, bans on PFAS in certain products, cleanup directives, and AFFF take-back and replacement programs adding layers of regulation and compliance for manufacturers and utilities.

State regulators are lobbying Congress for significant federal funding to address PFAS.

EU POTENTIAL LEAPFROG

Potential Full Ban, Water Quality Regulations, & Sector Specific Restrictions

The EU and in particular Germany, Norway, Sweden, and the Netherlands are considering a full ban of all versions of PFAS.

The European Commission has revised the Wastewater Treatment Directive to enhance the removal of PFAS from urban wastewater. The directive applies "polluter pays" principle.

Packaging Waste Regulation includes a ban on PFAS in all food contact packaging.

SECTION IV

Go-To-Market Strategy

Go-To-Market **Strategy**



374Water has a flexible go-to-market strategy to generate demand across our three major verticals

- 374Water segments the **Municipal**, **Federal**, and **Industrial** market verticals and corresponding waste streams into:
    - Waste Type: Sludges, Concentration Medias, and Aqueous/Solvents
    - Waste Quantity: small, medium, large, and extra large
- 374Water is **actively engaged with** with key market constituents across segments to generate interest in our AirSCWO technology:
    - Direct engagement market segment campaigns
    - Lab-based treatability studies show system effectively destroying various waste streams
    - Commercial-scale demonstrations
    - Industry conferences and trade group participation
    - Government affairs engagement established relationships across Federal agencies and with Members of Congress
    - Active negotiations with major municipal, federal, industrial customers and TSDF organizations
- 374Water offers customers diverse AirSCWO **procurement options**, including: Capital Sale, Equipment Lease, Service Agreement, Demonstrations, and Lab Destruction Studies

374Water has a Robust Pipeline of Opportunities: Nearly $1.6BN and growing

374WATER°



MUNICIPAL

- Biosolids
- Landfill Leachates
- PFAS in US Drinking Water
- Firefighting Foam (AFFF)

Municipal Pipeline **$490M**[1]



FEDERAL & PRIME CONTRACTOR

- PFAS Concentrates "Forever Chemicals" (AFFF, GAC, IX, FF)
- Mfg & Disposal (Ammo, Chemical, Chemical Demilitarization, Narcotics, BioDefense, Medical)
- Biosolids
- POL (Petroleum, Oil, Lubricants)
- Special Projects (Radiological Organics, Special Ops, etc.)

Federal & Prime Contractor Pipeline **$900M**



INDUSTRIAL & CORPORATE

- Oil & Gas
- Chemical/ Petrochemical/ Pesticides
- Pharmaceutical
- Automotive & Aerospace
- Electronics & Semiconductors
- Pulp & Paper
- Healthcare & Medical
- Food & Beverage

Industrial & Corporate Pipeline **$200M**

[1] Includes backlog for Orange County Sanitation District and City of Orlando contracts

Joint Ventures / Partnerships

374Water is actively pursuing Joint Ventures / Partnerships with established waste management companies. We are furthest along in our discussions with potential partners in the TSDF space.

TSDF Potential Partnerships

- Our strategy is to **create a network** of **Treatment, Storage, and Disposal Facility (TSDF)** partnerships in relevant geographies in the U.S. and Internationally.

- We are actively engaged in **partnership** negotiations with entities in the TSDF space, that hold relevant / necessary federal and state non-hazardous and hazardous waste permits.

- We plan to **locate AirSCWO systems at TSDF facilities** to:
    - Accept waste streams for AirSCWO to destroy
    - Perform PFAS (e.g. AFFF, GAC, IX, FF, etc.) and other industrial waste stream destruction demonstrations/testing
    - Develop Destruction-as-a-Service business
    - Secure joint, long-term recurring revenue opportunities with TSDFs for government and industrial waste destruction
    - Develop bespoke AirSCWO systems for large TSDF partners to meet their specific waste destruction needs



Select Contracted Projects

374Water has multiple contracts in place for equipment sales, demonstrations, and testing.

FEDERAL GOVERNMENT & PRIME CONTRACTORS

MUNICIPAL

INDUSTRIAL / CORPORATE

SECTION V

Products & Services

AirSCWO Systems

374WATER°

374Water is developing AirSCWO Systems to meet the various destruction capacity needs of the Municipal, Federal, and Industrial markets. The Company is currently focused on developing and eventually commercializing our Small and Medium Capacity Systems.

SMALL SYSTEM


374WATER°

Capacity
- 0.25 to 0.5 MGD WW facility
  1 metric ton/day @2.7 MJ/kg

Highly Mobile
- Rapid deployment
- Fully staffed
- Cost effective

Markets Served
- Federal and Municipal - site clean up
- Industrial - emergency services

Timeline
- Targeted 2H2024 into 2025

MEDIUM SYSTEM


374WATER°

Capacity
- 0.5 to 1.5 MGD WW facility
  6 metric ton/day @2.7 MJ/kg

Mobile
- Decentralized system for onsite service
- On-site destruction services

Markets Served
- Federal - concentrate destruction
- Industrial and Municipal - small wastewater plants and most potable water treatment

Timeline
- Current development focus, demonstrations targeted 2H2024 into 2025

LARGE SYSTEM


374WATER°

Capacity
- 4 to 6 MGD WW facility
  30 metric ton/day @2.7 MJ/kg

Semi-Permanent
- Regional destruction services
- Service TSDF and landfills

Markets Served
- Industrial - serves majority of industries
- Municipal - serves majority of wastewater facilities

Timeline
- 2025 development

X-LARGE SYSTEM



Capacity
- 20 to 40 MGD WW facility
  100 metric ton/day @2.7 MJ/kg

Building/Infrastructure
- Permanent installation at large or regional facilities
- Centralized operations allow for economies of scale

Markets Served
- Large-scale Industrial - food and bev, chemical manufacturing
- Large-scale Municipal

Timeline
- Bespoke, to be developed based on customer orders

AirSCWO System Modules

374WATER°

374Water's AirSCWO System consists of pre-treatment, reactor, feed pump and post treatment modules which can be configured based on customer waste stream and waste destruction goals.

PRE-TREATMENT MODULES

- Biosolids - Dewatering Solution
- AFFF - Buffering System
- GAC & IX - Dispersion Prep and Buffering system

AirSCWO REACTOR MODULES

- Long resonance (PFAS specific) Reactor Module
- Standard resonance (Industrial / Biosolids)
- Custom modules for specific application

FEED PUMP MODULES

- Multi Feed slurry pumps
- Single Feed slurry pumps
- High Pressure liquid pumps

POST-TREATMENT MODULES

- Activated Carbon filtration
- Ion Exchange Filtration
- Effluent Buffering options

Engineering **Services**

374Water provides engineering services to integrate our AirSCWO system into existing waste treatment and processing systems.

- System Design and Optimization
- Process Development (developing the flow of waste treatment scheme)
- System Commissioning
- Maintenance and Support (remote monitoring or support after commissioning) (annual, or schedules maintenances for a fee)
- Custom Engineering Solutions (hyper specialized solutions for novel markets/wastes)
- Training



374WATER°

Laboratory & Testing Services

374Water provides extensive Laboratory & Testing Services to our Municipal, Federal & Prime Contractor, and Industrial & Corporate partners.

- Rapid prototyping and thorough feedstock preparation to bolster full-scale efforts
- Continuous optimization of bench-scale systems for improved performance and customized reactor setups for unique waste challenges
- Partnered with analytical laboratories such as Pace, Eurofins, Enthalpy, SGS, and others





SECTION VI

Operations

374Water Operations

374WATER°

Manufacturing Operations:
374Water is transitioning to a larger, dedicated manufacturing facility to insource the majority of its assembly and light manufacturing activities, as well as increase production velocity and flexibility.

- **Interim Manufacturing Operations – Orlando FL area**
  - Relocated from 4,000 sq. ft. manufacrturing space at Merrell Brothers Kokomo, IN HQ
  - New 7,500 sq. ft. manufacturing space allows us to expand capacity and fully insource critical manufacturing operations
  - The interim facility will serve as a short-term, stopgap measure while the company identifies its longer-term home

- **New Manufacturing Operations**
  - We are actively evaluating manufacturing facilities with 20,000 sq. ft. of space for our permanent home
  - We believe this facility will enable us to further insource assembly and manufacturing operations including weld/fab, machining, electrical panel assembly, system assembly, and commissioning

- **Supplier Partnerships**
  - We continue to build long term supplier partnerships all over the world to be able to field the best value for our customers with the most reliable, robust systems possible.

374Water Operations (continued)

374WATER

Research, Development and Engineering (R&D&E) Operations:
R&D&E will transition into a new, expanded facility co-located with manufacturing to accelerate the speed of product innovation, build broader testing and development capabilities, and expand our team of engineers.

- Create a 10,000 square foot product development center of excellence
- Complete testing/development capabilities for our pre-treatment, AirSCWO reactor, and post-treatment modules
- Modularize and customize technology for specific waste streams
- Secure necessary permits to enable on-site destruction of non-hazardous waste streams

Laboratory & Testing Operations:
374Water is doubling its Laboratory and Testing Operations to expand our in-house capabilities to meet rapid turnaround and customer demand

- Planning immediate growth with second AirSCWO system to flexibly handle scale-up and treatability studies
- Future laboratory expansion will include advanced testing capabilities including:
  - Liquid chromatography-mass spectrometry
  - Total dissolved solids/total suspended solids
  - Thermogravimetric analysis
  - Differential scanning calorimetry
  - Microscopy
- New laboratory facility secured, targeted move in September 2024



SECTION VII

Competitive Landscape

AirSCWO Value Proposition

374WATER°

VALUE LEVERS			AirSCWO	LANDFILL	COMPOST	DIGESTION	COMBUSTION
REVENUE GROWTH	MINERAL OUTPUTS	*Phosphorus Recovery*	High	N/A	Medium	N/A	N/A
COST REDUCTION	TREATMENT	*Cost of treatment*	Medium	Low	Medium	Medium	Medium
	TRANSPORT	*Cost of disposal*	Low	High	High	Medium	High*
RISK MITIGATION	RESILIENCE	*Handle changes on the fly*	High	High	Medium	Low	Low
	REGULATORY	*Future proof compliance*	High	Low	Low	Medium	Low
	LICENSE TO OPERATE	*Performance Tracking*	High	Low	Low	Medium	Medium
ESG IMPACT	PFAS ELIMINATION	*99.9% PFAS removed*	High	Low	Low	Low	Medium
	WATER IMPACT	*Recover Water*	High	Low	Low	Low	Low
	GHG EMISSIONS	*Non-biogenic CO_2*	Low	High	Medium	Medium	Medium

* Pyrolysis and gasification produce char, which requires further management

Direct and Indirect **Competition**

374WATER°

COMPANY / TECHNOLOGY	PROS	CONS
REVIVE / GENERAL ATOMICS (SCWO)	Optimized for treating liquid waste, leading to high efficiency in organic compound destruction	Limited capacity. Reduced applicability, restricting its use. Utilizes peroxide or pure oxygen, which can be costly and pose fire risk.
ACLARITY / AXINE / AECOM / Ovivo (Electrochemical Oxidation)	Effective for liquid wastes Can break down various organic compounds Potential for on-site treatment	High energy consumption Incomplete destruction of short-chain PFAS
AQUAGGA (Hydrothermal Alkaline Treatment -HALT)	Effective for small volumes of liquid waste Can handle high salt concentrations Potential for high destruction efficiencies	Not yet commercialized High operational costs
Deep Well Injection	Low operational cost Long-term storage solution Suitable for large volumes of liquid waste	Potential risks of PFAS leaching Long-term environmental liability Regulatory challenges
Landfill	Very low initial cost Simple and widely used Suitable for large volumes of mixed waste	No actual treatment of PFAS Long-term environmental and health risks Potential groundwater contamination
Incineration	Established technology Handles both liquid and solid wastes High-temperature destruction of contaminants	Incomplete data on PFAS emissions High energy consumption Air pollution control required

374WATER

SECTION VIII

Leadership & Board

Our Leadership Team

374WATER°



Chris Gannon
President and CEO

Chris brings more than 25 years of experience within publicly traded and private equity backed companies.. Previous roles include CEO at Energy Recovery and National Fire and Safety, Lead Operations Advisor to the City of Detroit, and PE Operating Partner, among other senior roles. Mr. Gannon holds an MBA from University of Chicago Booth School of Business and a Bachelors of Engineering from University of Michigan.



Brad Meyers
Chief Operations Officer

Brad brings more than 25 years of experience in recycling and manufacturing.. Previous roles include General Manager for Omni Recycling. Chief Operations Officer for RMD Americas USA, President and COO of New Rubber Technologies, Director of Engineering Services at NRTC Automation. Prior Roles also include Vice President and co-founder of NRTC Automation. He attended LIU majoring in Computer Science.



Deborah Cooper
Chief Administrative Officer

Debbie brings more than 25 years of experience. Previous roles include Chief People Officer at National Fire and Safety and Chief Human Resources Officer & Integration Leader at Oswald Companies and Unison Risk Advisors. She has also held senior operations roles across companies. Ms. Cooper holds an MBA from University of Miami Herbert Business School and a BA in Political Science and History from University of Michigan.



Adrienne Anderson
Chief Financial Officer

Adrienne brings more than 20 years of audit and financial experience. Previously she was Financial Reporting and Technical Accounting Expert at a firm she founded, Anderson Accounting and Consulting focusing on public companies with SEC reporting requirements. She is also Audit Committee Chair for SharpLink Gaming. Ms. Anderson is a CPA and holds a Bachelors of Accounting from Eastern Illinois University.



Peter Mandel
General Counsel

Pete brings more than 15 years of experience. Previous roles include General Counsel at HALO Precision Diagnostics and Head of Corporate Legal at Olema Oncology. Prior to these in-house roles, Mr. Mandel held positions at Latham & Watkins LLP and Cooley LLP. Mr.Mandel holds a JD from Stanford Law School and a BA with honors from the University of California, Berkeley.



Sunny Viswanathan
Head of Municipal & Industrial

Sunny brings more than 25 years of experience. Previous roles include National Sales Manager at Veolia and various Product Management and Engineering roles at SUEZ. Mr.Viswanathan holds a Master of Science in Environmental Engineering from Syracuse University and a Bachelor of Engineering from University of Mysore.



Howard Teicher
Head of Government

Howard brings more than 30 years of experience. Previous roles include Principal at TCR, VP of Artificial Intelligence Public Policy at Quantiply Corporation, VP of Federal at Radware Inc and multiple roles at Expand Networks Inc. Mr. Teicher holds a MA in International Affairs from The Johns Hopkins University and a BA in Political Science and Economics from Boston University.



Steve McKnight
Head of Corporate Development

Steve brings more than 15 years experience in the VC and climate ecosystems. He has operated, advised, and invested in hard tech businesses in water, waste, food, ag, and materials. He is an Advisor to Farm to Fork, a member of Nexus Global, and previously worked for Jade Capital a China focused alternatives firm. Mr. McKnight holds a BA in Political Science from Colgate University.

Our Board of Directors

374WATER°



Rene Estes

Ms. Estes serves as Chairperson of the Board for 374Water. For more than 15 years,, Ms. Estes has partnered with investors, entrepreneurs, financiers, developers, and operators to achieve economic success for ventures in multiple industries and, at times, extreme market conditions. Since September 2016, Ms. Estes has served as the Finance Manager of 10 Branch Management LLC, a private entity which governs the Jay and Renee Haladay Family Office.



Marc Deshusses

Co-founder of 374Water and inventor of the AirSCWO system. He served as the Chief Technology Officer of 374Water from inception in July 2018 until 2022. Currently, professor of civil and environmental engineering at Duke University. Previously, he was a professor of chemical and environmental engineering and department chair at the University of California Riverside. He is a world-renowned researcher in biofiltration, odor, and novel waste-to-energy technologies



Richard Davis

Mr. Davis was the CEO of PowerVerde from 2011 – 2021, when the company merged with 374Water in 2021. Previously, he was managing director of corporate finance at Martine-Ayme securities, and held senior roles with RBC Sain Rauscher, William R. Hough and Company, and First Equity. He brings over 30 years of experience in working with clean tech companies, finance, and investment banking, along with deep relationships in the investment community.



Terry Merrell

Mr. Merrell is a co-founder of Merrell Bros., Inc., Kokomo, Indiana, currently as the Co-Chief Executive Officer since inception in 1982. He also is the founder of Cross America, Inc. which is a non-profit organization where he has served as President since 2018. He has developed several technologies related to the biosolids management and disposal industry and currently has a patent pending status on some of these technologies



BJ Penn

Mr. Penn has served as the CEO of Genesis IV, an executive consulting firm and Penn Construction Group since 2013. Mr. Penn served as Acting Secretary of the US Navy and Assistant Secretary of the US Navy (Installations and Environment). After beginning his career as a Naval Aviator, he left the Navy in 1995 and joined Loral Corporation and then Lockheed Martin. Mr. Penn returned to the US Navy in 2001 as Director of Industrial Base Assessment. Mr. Penn serves on the Secretary of Defense Policy Board, as Trustee Emeritus at The George Washington University.



James Vanderhider

Mr. Vanderhider has served as President of Aspen View GP, LLC since 2018. Previously, Mr. Vanderhider served as a Principal, EVP, and CFO of EnerVest, Ltd. He was responsible for building EnerVest's PE business and for oversight of institutional investments where he led initiatives for raising over $8 billion of PE and over $12 billion of total institutional capital



Chris Gannon

Chris brings more than 25 years of experience within publicly traded and private equity backed companies. Previous roles include CEO at Energy Recovery and National Fire and Safety, Lead Operations Advisor to the City of Detroit, and PE Operating Partner, among other senior roles. Mr. Gannon holds an MBA from University of Chicago Booth School of Business and a Bachelors of Engineering from University of Michigan.

Thank You

Heather Crowell
heather@gregoryfca.com
215-316-6271